Exhibit 99.2

Q3 FY 2021 Earnings Conference Call March 4, 2021

2 Forward - Looking Statement Safe Harbor — This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward - looking statements by the Company’s use of forward - looking terminology such as “anticipate,” “bel ieve,” “confident,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations th ere on or comparable terminology. In particular, statements about the markets in which GMS operates and the economy generally, actions taken to optimize our operations and align our business cons ist ent with demand, our ability to continue successfully navigating the evolving operating environment, strategic initiatives and priorities and growth potential across the Company’s bu siness, our efforts in response to COVID - 19, future financial performance and liquidity, the ability of the Company to grow stronger, and the ability to deliver growth, value cr eat ion and long - term success contained in this presentation may be considered forward - looking statements. The Company has based forward - looking statements on its current expectations, assumpti ons, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward - looking statements are only pre dictions and involve known and unknown risks and uncertainties, many of which are beyond its control, including current public health issues that may affect the Company’s bus ine ss. Forward - looking statements involve risks and uncertainties, including, but not limited to, those described in the “Risk Factors” section in the Company’s most recent Annu al Report on Form 10 - K, and in its other periodic reports filed with the SEC. In addition, the statements in this release are made as of March 4, 2021. The Company undertakes no obligation to update any of the forward - looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward - looking statem ents should not be relied upon as representing the Company’s views as of any date subsequent to March 4, 2021. Use of Non - GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures. This non - GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the fu ture. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excl udi ng non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional inf ormation is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities pr epared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non - GAAP measure s and a reconciliation of these non - GAAP measures to the most directly comparable GAAP measures. Safe Harbor and Basis of Presentation

3 Q3 Fiscal 2021 Highlights Outstanding execution by our entire team enabled us to again deliver results that exceeded previous expectations. ▪ Net sales decreased 1.3%; on a per day basis, net sales increased 0.3%, the first time since onset of the pandemic. ▪ Dynamic operating environment. ▪ Sharp contrast between commercial and residential markets. ▪ Multiple pricing actions. ▪ Tight supply on several fronts. We maintained disciplined alignment of our cost structure. ▪ Improved SG&A and Adjusted SG&A (1) margin three quarters in a row. ▪ Net income of $16.1 million increased 48.2%; Adjusted net income (1) of $25.9 million increased 16.4%. ▪ Adjusted EBITDA (1) margin of 8.3% improved 10 basis points. We generated positive free cash flow and maintain strong financial flexibility. Continued advancement of our growth strategy: ▪ Generated higher volume in wallboard through further penetration of residential end markets offsetting softness in commercial. ▪ Increased sales of complementary Other products. ▪ Further platform expansion activity. The health and safety of our employees, customers and communities remains our top priority. 1. For a reconciliation of Adjusted SG&A, Adjusted Net Income, and Adjusted EBITDA Margin to the most directly comparable GAAP m etr ics, see Appendix. Continued advancement of our growth strategy

4 $253.5 $243.3 33.3% 32.4% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% 23.5% 24.0% 24.5% 25.0% 25.5% 26.0% 26.5% 27.0% 27.5% 28.0% 28.5% 29.0% 29.5% 30.0% 30.5% 31.0% 31.5% 32.0% 32.5% 33.0% 33.5% 34.0% 34.5% 35.0% 35.5% 36.0% 36.5% 37.0% $0 $50 $100 $150 $200 $250 $300 Fiscal Q3 2020 Fiscal Q3 2021 Gross Profit Gross Margin Q3 Fiscal 2021 Performance Net Sales & Mix Gross Profit & Margin ▪ Gross Profit declined 4.0%. ▪ As anticipated, gross margin was largely consistent with levels generated in the first half of fiscal 2021, declining 90 basis points year over year principally due to unfavorable mix and price - cost dynamics for certain products. ▪ Net sales down 1.3% due to continued COVID - 19 market pressures commercial construction, largely offset by higher sales in residential construction. On a per day basis, net sales up 0.3%. ▪ Organic net sales down 1.9% (down 0.3% on a per day basis): Organic Growth Total Volume Price/Mix Wallboard - 1.4% +0.3% - 1.7% Ceilings - 9.7% - 13.6% +3.9% Steel - 12.8% -- 11.2% - 1.6% Other +7.5% $761.4 $751.2 Fiscal Q3 2020 Fiscal Q3 2021 41.3% 14.8% 15.6% 28.3% 41.4% 13.6% 13.8% 31.2% WB Ceilings Steel Other ($ mm) ($ mm)

5 Q3 Fiscal 2021 Performance 1. For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly c omp arable GAAP metrics, see Appendix. SG&A and Adjusted SG&A (1) ▪ Reported SG&A was 24.6% of sales compared to 25.4% of sales a year ago. ▪ Adjusted SG&A (1) improved 100 basis points as a result of continued cost containment and productivity initiatives as well as favorable business mix with respect to operating costs. This was partially offset by deflationary price and unfavorable mix impacts with certain products. $191.8 $181.7 25.2% 24.2% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% 23.5% 24.0% 24.5% 25.0% 25.5% $0 $50 $100 $150 $200 Fiscal Q3 2020 Fiscal Q3 2021 Adj. SG&A Adj. SG&A % ($ mm) Net Income, Adjusted Net Income and Adjusted EBITDA (1) ▪ Reported net income and Adjusted net income (1) up 48.2% and 16.4%, respectively. ▪ Adjusted EBITDA (1) consistent with prior year and Adjusted EBITDA margin (1) improved 10 basis points despite market related declines in sales. $89.9 $82.5 $89.9 $82.5 $62.7 $62.6 8.2% 8.3% 8.0% 8.5% $0 $50 $100 Fiscal Q3 2020 Fiscal Q3 2021 Adj. EBITDA Adj. EBITDA Margin ($ mm)

6 Cash Flow, Liquidity and Net Leverage Cash From Operations and Free Cash Flow (1) LTM Net Debt / PF Adjusted EBITDA (2) $89.9 $82.5 ▪ Free cash lower year - over - year due to proactive inventory build in advance of manufacturer price increases and to ensure product availability for our customers. ▪ Substantial liquidity, with $150.6 million of cash on hand and an additional $407.0 million available under our revolving credit facilities as of 1/31/2021. ▪ Reduced net debt by $34.3 million in Q3. $65.4 $44.4 $59.2 $38.4 Q3 2020 Q3 2021 Cash Provided By Operating Activities Free Cash Flow 1. For a reconciliation of free cash flow to cash provided by operating activities, the most directly comparable GAAP metric, se e A ppendix. 2. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. 3.3 x 2.9x 3.0 x 3.0 x 2.9 x 1/31/20 4/30/20 7/31/20 10/31/20 1/31/21

7 Strategic Growth Priorities Expand Share in Core Products Grow Other Products Platform Expansion Capitalize on existing fixed investment in locations and equipment where we’re underpenetrated or below expected share Grow select “Other Product” opportunities outside of core products to diversify and profitably expand our product offering Expand the platform through accretive acquisition and greenfield opportunities, balanced with debt reduction priorities Profitability Leverage our scale and employ technology and best practices to deliver further margin expansion

8 GMS is Well - Positioned Both Now and for the Long - Term ▪ A North American market leader in specialty distribution of interior construction products. ▪ Significant scale combined with local expertise. ▪ Differentiated service model. ▪ Entrepreneurial culture. ▪ We are successfully executing our business as our team seizes opportunities and addresses challenges in dynamic market conditions. ▪ We are operating with the health, safety and wellbeing of our employees, business partners and communities as our top priority. ▪ Strong cash flow generation resulting from nature of business model and tight management of working capital. ▪ Healthy balance sheet and strong liquidity position. ▪ Executing on strategic priorities to capitalize on long - term growth opportunities. Significant. Differentiated. Entrepreneurial.

9 Q3 FY 2021 Earnings Conference Call

10 Appendix

Summary Quarterly Financials

(In millions, except per share data) *(Unaudited)*	1Q20	2Q20	3Q20	4Q20	FY20	1Q21	2Q21	3Q21
Wallboard Volume (MSF)	1,064	1,103	993	1,029	4,189	1,054	1,073	997
Wallboard Price ($ / '000 Sq. Ft.)	$ 321	$ 318	$ 317	$ 314	$ 317	$ 311	$ 308	$ 312
Wallboard	$ 342	$ 351	$ 314	$ 323	$ 1,330	$ 328	$ 331	$ 311
Ceilings	129	123	113	111	476	114	111	102
Steel framing	132	136	119	115	502	110	111	104
Other products	245	252	215	221	934	250	260	234
Net sales	847	862	761	771	3,241	803	813	751
Cost of sales	574	577	508	519	2,178	542	548	508
Gross profit	274	284	253	252	1,063	260	265	243
Gross margin	*32.3%*	*33.0%*	*33.3%*	*32.6%*	*32.8%*	*32.5%*	*32.6%*	*32.4%*
Operating expenses:								
Selling, general and administrative expenses	195	200	193	196	784	183	188	185
Depreciation and amortization	29	30	29	28	117	27	27	26
Impairment of goodwill	-	-	-	63	63	-	-	-
Total operating expenses	224	230	223	287	964	210	216	210
Operating income (loss)	50	55	31	(35)	100	50	49	33
Other (expense) income:								
Interest expense	(18)	(18)	(16)	(15)	(68)	(14)	(14)	(13)
Gain on legal settlement	-	-	-	14	14	-	-	1
Write-off of discount and deferred financing costs	-	(1)	-	(1)	(1)	-	-	-
Other income, net	1	1	(0)	1	2	1	1	1
Total other expense, net	(17)	(17)	(17)	(1)	(53)	(13)	(13)	(11)
Income (loss) from continuing operations, before tax	32	37	14	(37)	46	37	37	22
Income tax expense	8	8	3	5	23	10	8	6
Net income (loss)	$ 25	$ 29	$ 11	$ (41)	$ 23	$ 27	$ 28	$ 16
Business Days	**64**	**65**	**62**	**64**	**255**	**64**	**64**	**61**
Net Sales by Business Day	$ 13.2	$ 13.3	$ 12.3	$ 12.0	$ 12.7	$ 12.5	$ 12.7	$ 12.3
Beginning Branch Count	254	259	259	262	254	264	261	262
Added Branches	5	-	3	2	10	(3)	1	1
Ending Branch Count	**259**	**259**	**262**	**264**	**264**	**261**	**262**	**263**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

11

Quarterly Cash Flows

($ in millions)
(Unaudited)

	1Q20	2Q20	3Q20	4Q20	FY20	1Q21	2Q21	3Q21
Net income (loss)	$ 24.8	$ 29.1	$ 10.9	$ (41.5)	$ 23.4	$ 27.2	$ 28.5	$ 16.1
Non-cash changes & other changes	(4.5)	54.1	34.5	118.5	202.6	(0.0)	46.4	31.5
Changes in primary working capital components:								
Trade accounts and notes receivable	(23.2)	(6.7)	46.5	24.9	41.4	(23.0)	(3.1)	27.5
Inventories	0.0	1.8	(1.5)	(4.9)	(4.6)	14.0	(15.0)	(23.4)
Accounts payable	(9.5)	4.0	(24.9)	70.7	40.3	(33.9)	(17.0)	(7.2)
Cash provided by (used in) operating activities	**(12.4)**	**82.4**	**65.4**	**167.7**	**303.1**	**(15.7)**	**39.8**	**44.4**
Purchases of property and equipment	(5.9)	(8.7)	(6.2)	(4.3)	(25.2)	(4.7)	(7.1)	(6.0)
Proceeds from sale of assets	0.2	0.8	0.2	0.9	2.2	0.3	0.4	0.5
Acquisitions of businesses, net of cash acquired	(10.6)	-	(10.2)	(3.3)	(24.1)	(0.2)	0.2	-
Cash (used in) investing activities	**(16.3)**	**(7.9)**	**(16.2)**	**(6.7)**	**(47.1)**	**(4.6)**	**(6.6)**	**(5.5)**
Cash provided by (used in) financing activities	**5.3**	**(62.4)**	**(44.4)**	**10.0**	**(91.3)**	**(51.8)**	**(55.1)**	**(7.8)**
Effect of exchange rates	0.2	0.1	(0.2)	(1.1)	(1.1)	0.9	0.3	1.2
Increase (decrease) in cash and cash equivalents	(23.2)	12.1	4.7	170.0	163.6	(71.2)	(21.5)	32.4
Balance, beginning of period	47.3	24.1	36.3	40.9	47.3	210.9	139.7	118.2
Balance, end of period	**$ 24.1**	**$ 36.3**	**$ 40.9**	**$ 210.9**	**$ 210.9**	**$ 139.7**	**$ 118.2**	**$ 150.6**
Supplemental cash flow disclosures:								
Cash paid for income taxes	$ 18.8	$ 6.9	$ 4.6	$ 1.3	$ 31.5	$ 3.5	$ 16.7	$ 11.7
Cash paid for interest	$ 17.0	$ 16.6	$ 15.6	$ 14.5	$ 63.7	$ 13.1	$ 12.6	$ 12.4

	1Q20	2Q20	3Q20	4Q20	FY20	1Q21	2Q21	3Q21
Cash provided by (used in) operating activities	$ (12.4)	$ 82.4	$ 65.4	$ 167.7	$ 303.1	$ (15.7)	$ 39.8	$ 44.4
Purchases of property and equipment	(5.9)	(8.7)	(6.2)	(4.3)	(25.2)	(4.7)	(7.1)	(6.0)
Free cash flow [1]	**(18.3)**	**73.6**	**59.2**	**163.4**	**277.9**	**(20.5)**	**32.7**	**38.4**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

12

13 Q3 2021 Net Sales 1. Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY21 FY20 Reported Organic (1) Organic (1) 747.1$ 761.4$ Acquisitions 2.1 - Fx Impact 2.0 - Total Net Sales 751.2$ 761.4$ (1.3%) (1.9%) Wallboard 311.1$ 314.4$ (1.0%) (1.4%) Ceilings 101.9 112.8 (9.6%) (9.7%) Steel Framing 104.0 118.8 (12.5%) (12.8%) Other Products 234.2 215.4 8.7% 7.5% Total Net Sales 751.2$ 761.4$ (1.3%) (1.9%) Fiscal Q3 Variance

Quarterly Net Income to Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		1Q20	2Q20	3Q20	4Q20	FY20	1Q21	2Q21	3Q21
Net Income (Loss)		$ 24,820	$ 29,138	$ 10,879	$ (41,456)	$ 23,381	$ 27,219	$ 28,469	$ 16,126
Add: Interest Expense		18,277	17,559	16,474	15,408	67,718	14,081	13,525	13,454
Add: Write off of debt discount and deferred financing fees		-	707	-	624	1,331	-	-	-
Less: Interest Income		(12)	(6)	(8)	(62)	(88)	(37)	(14)	(6)
Add: Income Tax Expense		7,590	7,927	2,816	4,611	22,944	9,604	8,277	5,709
Add: Depreciation Expense		12,422	12,592	12,930	13,388	51,332	12,827	12,710	11,371
Add: Amortization Expense		16,853	16,926	16,492	14,930	65,201	14,270	14,535	14,191
EBITDA		$ 79,950	$ 84,843	$ 59,583	$ 7,443	$ 231,819	$ 77,964	$ 77,502	$ 60,845
Adjustments									
Impairment of goodwill		-	-	-	63,074	63,074	-	-	-
Stock appreciation rights	(A)	60	1,267	(347)	592	1,572	792	314	1,446
Redeemable noncontrolling interests	(B)	662	(18)	(318)	194	520	252	186	624
Equity-based compensation	(C)	1,395	2,315	1,465	1,885	7,060	1,605	3,252	1,877
Severance and other permitted costs	(D)	554	1,394	1,700	2,085	5,733	1,947	762	(83)
Transaction costs (acquisition and other)	(E)	972	327	434	681	2,414	100	25	664
(Gain) loss on disposal of assets	(F)	(156)	(586)	(130)	1,530	658	394	481	(1,404)
Effects of fair value adjustments to inventory	(G)	151	-	310	114	575	-	-	-
Gain on legal settlement		-	-	-	(14,029)	(14,029)	-	-	(1,382)
Secondary public offerings	(H)	-	363	-	-	363	-	-	-
Total Add-Backs		$ 3,638	$ 5,062	$ 3,114	$ 56,126	$ 67,940	$ 5,090	$ 5,020	$ 1,742
Adjusted EBITDA (as reported)		$ 83,588	$ 89,905	$ 62,697	$ 63,569	$ 299,759	$ 83,054	$ 82,522	$ 62,587

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID-19 pandemic.

E. Represents one-time costs related to acquisitions paid to third parties

F. Includes impairment of assets resulting from restructuring plans to close certain facilities and gains from the sale of assets.

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents one-time costs related to our secondary offerings paid to third party advisors

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

14

Net Income to Pro Forma Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		3Q21 LTM	2020	2019	2018	2017	2016
Net Income		$ 30,358	$ 23,381	$ 56,002	$ 62,971	$ 48,886	$ 12,564
Add: Interest Expense		56,468	67,718	73,677	31,395	29,360	37,418
Add: Write off of debt discount and deferred financing fees		624	1,331	-	74	7,103	-
Less: Interest Income		(119)	(88)	(66)	(177)	(152)	(928)
Add: Income Tax Expense		28,201	22,944	14,039	20,883	22,654	12,584
Add: Depreciation Expense		50,296	51,332	46,456	24,075	25,565	26,667
Add: Amortization Expense		57,926	65,201	71,003	41,455	43,675	37,548
EBITDA		$ 223,754	$ 231,819	$ 261,111	$ 180,676	$ 177,091	$ 125,853
Adjustments							
Impairment of goodwill		63,074	63,074	-	-	-	-
Stock appreciation rights	(A)	3,144	1,572	2,730	2,318	148	1,988
Redeemable noncontrolling interests	(B)	1,256	520	1,188	1,868	3,536	880
Equity-based compensation	(C)	8,619	7,060	3,906	1,695	2,534	2,699
Severance and other permitted costs	(D)	4,711	5,733	8,152	581	(157)	379
Transaction costs (acquisition and other)	(E)	1,470	2,414	7,858	3,370	2,249	3,751
(Loss) gain on disposal of assets		1,001	658	(525)	(509)	(338)	(645)
AEA management fee	(F)	-	-	-	-	188	2,250
Effects of fair value adjustments to inventory	(G)	114	575	4,176	324	946	1,009
Gain on legal settlement		(15,411)	(14,029)	-	-	-	-
Change in fair value of financial instruments	(H)	-	-	6,395	6,125	382	-
Secondary public offerings	(I)	-	363	-	1,525	1,385	19
Debt transaction costs	(J)	-	-	678	1,285	265	-
Total Add-Backs		$ 67,978	$ 67,940	$ 34,558	$ 18,582	$ 11,138	$ 36,898
Adjusted EBITDA (as reported)		$ 291,732	$ 299,759	$ 295,669	$ 199,258	$ 188,229	$ 162,751
Contributions from acquisitions	(K)	-	1,480	6,717	1,280	9,500	12,093
Pro Forma Adjusted EBITDA		$ 291,732	$ 301,239	$ 302,386	$ 200,538	$ 197,729	$ 174,844

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID-19 pandemic.

E. Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights

F. Represents management fees paid to AEA, which were discontinued after the IPO

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents mark-to-market adjustments for derivative financial instruments

I. Represents one-time costs related to our secondary offerings paid to third party advisors

J. Represents expenses paid to third party advisors related to debt refinancing activities

K. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

15

16 Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company and the acquisition of Titan. B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts. C. Diluted shares outstanding for periods prior to June 13, 2019 have been adjusted to include the effect of 1.1 million shares of equity issued in connection with the acquisition of Titan that were exchangeable for the Company’s common stock. On June 13, 2019, the holders exchanged all of the exchangeable shares for 1.1 million shares of the Company’s common stock. ($ in 000s) 3Q21 3Q20 FY21 FY20 (Unaudited) Income before taxes 21,835$ 13,695$ 95,404$ 83,170$ EBITDA add-backs 1,742 3,114 11,852 11,814 Write-off of debt discount and deferred financing fees - - - 707 Purchase accounting depreciation and amortization (A) 9,798 11,869 30,054 36,530 Adjusted pre-tax income 33,375 28,678 137,310 132,221 Adjusted income tax expense 7,510 6,453 30,895 29,750 Adjusted net income 25,865$ 22,225$ 106,415$ 102,471$ Effective tax rate (B) 22.5% 22.5% 22.5% 22.5% Weighted average shares outstanding: Basic 42,726 42,223 42,691 41,663 Diluted (C) 43,361 42,949 43,184 42,577 Adjusted net income per share: Basic 0.61$ 0.53$ 2.49$ 2.46$ Diluted 0.60$ 0.52$ 2.46$ 2.41$

Reported SG&A to Adjusted SG&A

Reconciliation

(Unaudited) *($ in millions)*		1Q20	2Q20	3Q20	4Q20	FY2020	1Q21	2Q21	3Q21
SG&A - Reported		$ 194.6	$ 200.5	$ 193.4	$ 195.6	$ 784.1	$ 183.1	$ 188.4	$ 184.8
Adjustments									
Stock appreciation rights	(A)	(0.1)	(1.3)	0.3	(0.6)	(1.6)	(0.8)	(0.3)	(1.4)
Redeemable noncontrolling interests	(B)	(0.7)	0.0	0.3	(0.2)	(0.5)	(0.3)	(0.2)	(0.6)
Equity-based compensation	(C)	(1.4)	(2.3)	(1.5)	(1.9)	(7.1)	(1.6)	(3.3)	(1.9)
Severance and other permitted costs	(D)	(0.6)	(1.4)	(0.5)	(1.9)	(4.3)	(1.9)	(0.8)	0.1
Transaction costs (acquisition and other)	(E)	(1.0)	(0.3)	(0.4)	(0.7)	(2.4)	(0.1)	(0.0)	(0.7)
Gain on disposal of assets		0.2	0.6	0.1	(1.5)	(0.7)	(0.4)	(0.5)	1.4
Secondary public offerings	(F)	-	(0.4)	-	-	(0.4)	-	-	-
SG&A - Adjusted		$ 191.1	$ 195.4	$ 191.8	$ 188.9	$ 767.2	$ 178.1	$ 183.3	$ 181.7
% of net sales		22.6%	22.7%	25.2%	24.5%	23.7%	22.2%	22.5%	24.2%

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID-19 pandemic.

E. Represents one-time costs related to acquisitions paid to third parties.

F. Represents one-time costs related to our secondary offerings paid to third party advisors

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

17

18 Leverage Summary (1) Net of unamortized discount of $1.9mm, $1.8mm, $1.5 mm, $1.4 mm and $1.4 mm as of January 31,2020, April 30, 2020, July 31, 202 0, October 31, 2020, and January 31,2021 respectively. (2) Net of deferred financing costs of $10.0 mm, $9.0 mm, $8.5 mm, $8.1 mm, and $7.6 mm as of January 31,2020, April 30, 2020, Ju ly 31, 2020. October 31, 2020, and January 31, 2021 respectively. (3) Net of unamortized discount of $1.2mm, $1.1 mm, $1.0mm mm, $0.9 mm and $0.8 mm as of January 31,2020, April 30, 2020, July 31 , 2 020, October 31, 2020 and January 31, 2021 respectively. (4) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. ($ mm) 1/31/20 4/30/20 7/31/20 10/31/20 1/31/21 LTM LTM LTM LTM LTM Cash and cash equivalents $41 $211 $140 $118 $151 Asset-Based Revolver $10 $87 $44 $0 $0 First Lien Term Loan (1)(2) 918 866 864 862 860 Capital Lease Obligations 126 129 123 122 122 Installment Notes & Other (3) 16 15 13 12 12 Total Debt $1,069 $1,097 $1,045 $996 $994 Total Net Debt $1,028 $887 $905 $878 $844 PF Adj. EBITDA (4) $311 $302 $300 $292 $292 Total Debt / PF Adj. EBITDA 3.4x 3.6x 3.5x 3.4x 3.4x Net Debt / PF Adj. EBITDA 3.3x 2.9x 3.0x 3.0x 2.9x